Income Taxes	9 Months Ended
Sep. 30, 2013
Income Taxes

Note 4. Income Taxes

The components of our income before the provision for income taxes consisted of the following:

	Year Ended December 31,
	2010	2011	2012
	(in thousands)
United States	$2,825	$3,749	$3,781
International	15	153	423

Total	$2,840	$3,902	$4,204

Income tax expense consisted of the following:

	Year Ended December 31,
	2010	2011	2012
	(in thousands)
United States	$89	$497	$2,694
International	13	26	83

Total	$102	$523	$2,777

The provision for current and deferred income taxes consisted of the following:

	Year Ended December 31,
	2010	2011	2012
	(in thousands)
Current
Federal	$—	$—	$3,403
State	89	200	480
Foreign	13	42	134

Total current provision	102	242	4,017

Deferred
Federal	—	343	(1,050)
State	—	(46)	(139)
Foreign	—	(16)	(51)

Total deferred provision (benefit)	—	281	(1,240)

Total provision for income taxes	$102	$523	$2,777

The effective tax rate for the year ended December 31, 2012 is 66.1% compared to 13.4% for the year ended December 31, 2011. The increase of 52.7% was due to the increase in non-deductible stock compensation expense and the expiration of the research and development (“R&D”) tax credit in 2011. We released the valuation allowance on our deferred tax assets in 2011. Our provision for income taxes differs from amounts computed by applying the U.S. federal statutory rate as follows:

	Year Ended December 31,
	2010	2011	2012
	(in thousands)
Income tax provision at statutory rate	$955	$1,366	1,471
State taxes, net of federal benefit	61	70	134
Impact of foreign income taxes	—	(22)	(52)
Research and development and other credits	(452)	(553)	(32)
Incentive stock options	183	499	1,209
Utilization and release of valuation allowance	(825)	(950)	—
Other, net	180	113	47

Total provision for income taxes	$102	$523	$2,777

The tax effects of temporary differences and carryforwards that gave rise to deferred income tax assets and liabilities consisted of the following at December 31:

	2011	2012
	(in thousands)
Deferred income tax assets
Net operating loss carryforwards	$18	$—
Credit carryforwards	558	—
Accrued compensation	983	2,630
Deferred revenue	132	1,055
Other	50	114

Net deferred income tax assets	1,741	3,799

Deferred income tax liabilities
Depreciation and amortization	1,639	2,125

Prepaid assets	383	715

Total deferred income tax liabilities	2,022	2,840

Net deferred income tax assets (liabilities)	$(281)	$959

The above schedule includes short-term and long-term deferred income tax assets and liabilities. In our consolidated balance sheets, we presented all current deferred tax assets and liabilities within the same tax jurisdiction as a single amount, and we presented in the same method for the long-term deferred tax assets and liabilities.

The table below summarizes changes in the deferred tax asset valuation allowance:

	Beginning Balance	Additions	Reductions	Ending Balance
	(in thousands)
Deferred Tax Asset Valuation Allowance
Year ended December 31, 2010	$(2,324)	$(358)	$1,732	$(950)
Year ended December 31, 2011	(950)	(651)	1,601	—
Year ended December 31, 2012	—	—	—	—

At December 31, 2012, we had fully utilized all federal net operating loss carryforwards (“NOLs”) and R&D tax credits both for income tax and financial reporting purposes. The federal R&D tax credit expired on December 31, 2011, and therefore we did not have the benefit of credits generated in 2012. On January 2, 2013, the U.S. federal government renewed the R&D credit, which will result in $0.7 million of R&D credits that were generated in 2012 being available to offset tax liabilities. This benefit will be recorded for financial statement purposes in 2013.

We determined our deferred income tax assets and liabilities based on differences between the financial reporting and tax basis of assets and liabilities using the enacted tax rates and laws that will be in effect when we expect the differences to reverse. In addition, we record deferred tax assets for net operating loss carryforwards and tax credit carryovers. A valuation allowance is recorded when it is more likely than not that all or some portion of the deferred income tax asset will not be realized. Prior to 2011, we provided a valuation allowance against our U.S. federal and state deferred tax assets based on additional evidence regarding the Company’s past earnings, scheduling of deferred income tax liabilities and projected future taxable income from operating activities. In the quarter ended December 31, 2011, we determined that it was more likely than not that the deferred income tax assets would be realized. Accordingly, we released our entire valuation allowance of $1.0 million resulting in a benefit to deferred income tax expense in our consolidated statements of operations in 2011.

If we were to determine we are not able to realize all or part of our net deferred tax assets in the future, we would record a valuation allowance on such net deferred tax assets with a corresponding increase in expense in the period such determination was made.

At December 31, 2011 and 2012, the unrecognized tax benefits from NOLs that relate to the past exercise of employee stock options totaled $2.8 million and $0.1 million, respectively. The benefit recorded to additional paid-in capital was $0.1 million, $0.0 million and $1.5 million for the years ended December 31, 2010, 2011 and 2012, respectively.

We are subject to income taxes in the U.S. and in numerous foreign jurisdictions. The statute of limitations for adjustments to our historic tax obligations will vary from jurisdiction to jurisdiction. Furthermore, net operating loss and tax credit carryforwards may be subject to adjustment after the expiration of the statute of limitations of the year such net operating losses and tax credits originated. In general, the tax years for U.S. federal and state income tax purposes, that remain open for examination are for 2005 and forward due to its operating loss carryforwards.

We have not provided for income tax on the undistributed earnings of our foreign subsidiaries to the extent they are considered permanently re-invested outside the U.S. As of December 31, 2012, the cumulative amount of earnings upon which U.S. income taxes have not been provided for is approximately $0.1 million. We have reserves for taxes to address potential exposures involving tax positions that we believe could be challenged by taxing authorities even though we believe the positions we have taken are appropriate. We believe our tax reserves are adequate to cover potential liabilities. We review the tax reserves as circumstances warrant and adjust the reserves as events occur that affect our potential liability for additional taxes. It is often difficult to predict the final outcome or timing of resolution of any particular tax matter. Various events, some of which cannot be predicted, such as clarification of tax law by administrative or judicial means, may occur and would require us to increase or decrease our reserves and effective income tax rate.

The total gross amount of unrecognized tax benefits was $0.5 million as of December 31, 2011 and 2012. These amounts represent the gross amount of exposure in individual jurisdictions and do not reflect any additional benefits expected to be realized if such positions were not sustained. To the extent that any uncertain tax positions are resolved in our favor, it may have a positive impact on our effective income tax rate. We do not expect any material decrease on our unrecognized tax position within the next twelve months. The table below shows the gross changes in our unrecognized tax position.

	Year Ended December 31,
	2010	2011	2012
	(in thousands)
Balance, beginning of period	$182	$264	$448
Gross increases related to current period tax positions	82	184	—

Balance, end of period	$264	$448	$448

We recognize interest and, if applicable, penalties for any uncertain tax positions as a component of income tax expense. No penalties and interest were recognized or accrued for at December 31, 2010, 2011 and 2012.